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                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-KSB/A Amendment No. 2, into the Company's previously filed Form S-8 Registration Statement File No. 33-95602 and Form S-3 Registration Statement, as amended, File No. 333-51079.

                        Arthur Andersen LLP

Philadelphia Pa.
 August 13, 1998